UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2006

VAXGEN, INC.
(Exact name of Registrant as Specified in its Charter)

DELAWARE	0-26483	94-3236309
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer incorporation or Identification Number)

1000 MARINA BOULEVARD, SUITE 200, BRISBANE, CALIFORNIA 94005
(Address of Principal Administrative Offices)

Registrant’s Telephone Number, Including Area Code:     (650) 624-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1—REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

          On November 20, 2006, VaxGen, Inc. (“the Company”) received a unilateral contract modification from the Department of Health and Human Services related to its contract no. HHS0100200500001C (“the SNS Contract”). The Company was awarded the SNS Contract in November 2004 to provide the United States government with up to 75 million doses of anthrax vaccine for civilian defense over a five year period. Pursuant to the SNS Contract, the Company will provide 25 million doses of its recombinant Protective Antigen anthrax vaccine to the Strategic National Stockpile (“the SNS”) within two years of the award and a total of 75 million doses within three years. The contract modification re-establishes the due date for VaxGen to initiate its next clinical trial for its anthrax vaccine product candidate.

          This modification to the SNS Contract is attached as Exhibit 10.1 to this report and is incorporated herein by reference.

SECTION 8—OTHER EVENTS

Item 8.01. Other Events.

On November 16, 2006, VaxGen, Inc. issued a press release entitled, “Government Extends Deadline by Which VaxGen is Required to Resolve Clinical Hold”. On November 27, 2006, VaxGen, Inc. issued a press release entitled, “Government Sets New Deadline for VaxGen to Begin Next Clinical Trial”.

          These press releases are attached as Exhibit 99.1 and Exhibit 99.2 to this report and are incorporated herein by reference.

SECTION 9—FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Exhibits.

Exhibit No.	Description

10.1

Modification #03 to Contract No. HHS0100200500001C, between the Department of Health and Human Services, Office of Research and Development Coordination and Office of Public Health Emergency Preparedness and VaxGen, Inc., dated November 20, 2006.

99.1	Press release dated November 16, 2006 entitled, “Government Extends Deadline by Which VaxGen is Required to Resolve Clinical Hold”.

99.2	Press release dated November 27, 2006 entitled, “Government Sets New Deadline for VaxGen to Begin Next Clinical Trial”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VaxGen, Inc.
(Registrant)

Dated: November 28, 2006	By:	/s/ Matthew J. Pfeffer

Matthew J. Pfeffer
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Modification #03 to Contract No. HHS0100200500001C, between the Department of Health and Human Services, Office of Research and Development Coordination and Office of Public Health Emergency Preparedness and VaxGen, Inc., dated November 20, 2006.

99.1	Press release dated November 16, 2006 entitled, “Government Extends Deadline by Which VaxGen is Required to Resolve Clinical Hold”

99.2	Press release dated November 27, 2006 entitled, “Government Sets New Deadline for VaxGen to Begin Next Clinical Trial”.